UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 3, 2003

                Date of Report (Date of earliest event reported)

                                    IMP, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                       0-15858                  94-2722142
 ------------                   -----------              --------------

State or other jurisdiction      Commission               IRS Employer
Of incorporation                 File Number          Identification Number

2830 North First Street, San Jose, CA                                 95134
--------------------------------------------------------------------------------
  (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:   (408) 432-9100
                                                     --------------

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

            In accordance with the rules of the Securities and Exchange Commission, IMP, Inc. (the "Company") has requested BDO Seidman, LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in the Company's Current Report on Form 8-K filed July 3, 2003. A copy of such letter, dated July 3, 2003, is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of business acquired: N/A

(b) Pro forma financial information: N/A

(c) Exhibits. The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit Number     Description of Exhibit
--------------     ----------------------

16.1               Letter of BDO Seidman, LLP






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 9, 2003

                                                 IMP INC.


                                                 By  /s/ Subbarao Pinamaneni
                                                 ---------------------------
                                                 Subbarao Pinamaneni, CEO